Fair Value Measurements - Schedule Changes in fair value measurements of the Performance Award (Details) - Performance Award [Member] - RENEO PHARMACEUTICALS INC [Member] - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance	$ 7	$ 29
Change in fair value	1	(22)
Ending Balance	$ 8	$ 7